Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 213,847,513.05
Previously Paid Amount	0
Total Fee Amount	32,740.05
Total Offset Amount	0
Net Fee	$ 32,740.05